Exhibit 99.3

ETCH PVD NLD
Tegal and Alcatel Micro
Machining Systems (AMMS)
Conference Call Materials
Tuesday, Sept. 2, 2008

Safe Harbor Statement on Forward-Looking Statements

All statements included or incorporated by reference in this presentation, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on AMMS’ and Tegal’s respective current expectations, estimates and projections about their respective industry and businesses, respective management's beliefs, and certain assumptions made by AMMS and Tegal, all of which are subject to change. Forward-looking statements can often be identified by words such as “aims,” "anticipates,"
“becoming,” "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential,"
"continue," "ongoing," “targeted” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits to Tegal related to its acquisition of the AMMS business, the expected market and demand for AMMS products, the expected completion and timing of the transaction, references to the anticipated benefits to Tegal relating to the transaction, and projected information on market size and compound annual growth rates. These forward-
looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph.
Important factors that may cause such a difference for Tegal in connection with the acquisition of the AMMS assets include, but are not limited to:
 • the ability of the parties to successfully consummate the transactions contemplated by the asset purchase agreement and related transaction documents;
 • unexpected variations in market growth and demand for the AMMS products and technologies;
 • the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production;
 • integration issues;
 • costs and unanticipated expenditures;
 • changing relationships with customers, suppliers and strategic partners;
 • potential contractual, intellectual property or employment issues;
 • the risk that anticipated benefits of the acquisition may not be realized; and
 • accounting treatment and charges.
The Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings of Tegal discuss other important risk factors that could contribute to such differences or otherwise affect
Tegal’s business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date.
Tegal undertakes no obligation to revise or update publicly any forward-looking statement for any reason, except as required by law. All statements made by or concerning Tegal or AMMS or Alcatel Lucent, respectively, are made solely by such applicable party and such party is solely responsible for the content of such statements.
Industry and Market Data
We obtained the industry, market and compound annual growth rate data used in this presentation from industry publications and research, surveys and studies conducted by third parties, in particular Yole Developpement. Industry publications, research, surveys and studies generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe that such publications, research, surveys and studies, in particular those from Yole
Developpement, are reliable, we have not independently verified industry, market and competitive position data from third-party sources.

Alcatel·Lucent
adixen
ALCATEL
Micro Machining Systems

At the beginning of 2008,
AMMS had a worldwide
installed base of more than
200 systems in the United
States, Europe and Asia.
Alcatel Vacuum Technology France (AVTF)
Alcatel Micro Machining Systems (AMMS)

Alcatel Micro Machining Systems (AMMS)
• An industry leader in Deep Reactive-Ion Etching (DRIE) and Low
 Temperature Plasma-Enhanced Chemical Vapor Deposition
 (LTPECVD) systems for the fabrication of MEMS and semiconductor devices, based in Annecy, France.

Tegal - AMMS Agreement … Key Elements
US$5 million deal value
$4 million Tegal common stock
$1 million cash
ALU will own approx 14% of Tegal
(post-money)
Restriction on resale for 1 - 3
years, proportionate
Stock must remain within Alcatel
Group until restrictions expire
AMMS Transition Team for 6 months
Applications / demo lab support
AMMS to support existing installed base
Rights to appoint board member

Acquisition of product assets, patents and IP
Trademark License
Mutual Non-compete
Preferred Supplier Agreement with AVP
Agreements with key suppliers and distributors
Selected key employees to join Tegal
Tegal to support new customers and JDPs

• Acquisition of leading technology, product line and
 process capability in large, high growth market
 segments
 • Complimentary and synergistic with current Tegal products and strengths
 • Market wants production-worthy solutions - a Tegal
 strength
• Opportunity to grow revenues with only incremental
 increases in operating expenses
 • Expect will add to revenue growth this fiscal year
 • Expect will be accretive to earnings early next fiscal year
 • Expect payback on investment within 24 months
• Unifies Tegal product and corporate strategy
 • All current and acquired Tegal technologies contribute to integrated process solutions in MEMS, integrated
 components and 3D packaging
 • Etch, PVD, NLD, DRIE, LTPECVD and Compact
Benefits to Tegal

Players	All DRIE applications					
	Revenues (MUS$)			Chambers		
	2005	2006	2007	2005	2006	2007
STS (Bosch licence)	$47	$54	$42	39	45	35
Alcatel MMS (Bosch license)	$38	$36	$30	32	30	25
SPP (Bosch licence)	$17	$18	$14	14	15	12
Samco (Bosch licence)	$6	$6	$5	5	5	4
Lam Research (Bosch license)	n.a.	$12	$18	n.a.	10	15
Aviza (Bosch licence)	$4	$11	$18	3	9	15
Ulvac (no Bosch license)	$5	$0	n.a.	4	0	n.a.
Panasonic (Bosch)	$2	$1	$4	2	1	3
Shinko Seiki (no Bosch license)	$0	$0	$1	0	0	1
Oxford Instruments (no Bosch license)	$1	$1	$1	1	1	1
Oerlikon (Bosch license)	$0	$1	$0	0	1	0
Applied Materials (Bosch license)	$0	$0	$0	0	0	0
TEL (no Bosch license)	$0	$0	$0	0	0	0
TOTAL	***$120,0***	***$140,4***	***$133,2***	***100***	***117***	***111***

Copyright © Yole Développement SARL. All rights reserved.

YOLE DEVELOPPEMENT

AMMS Market Position
Source: Yole Developpement

AMS 100
Deep Silicon Etch
SiO2 and Glass
Low Temperature
PECVD
AMS 200
AMS 3200 Cluster
AMS 4200 Cluster

AMMS Current Products

MEMS

8 chip
stack
560 µ

Ordinary printed-
circuit board
Surface-mounted resistor
Surface-mounted
capacitor
Integrated circuit
Printed-circuit board
with integrated
passives
Capacitor
Resistor

MEMS - inkjet head,
pressure sensors,
accelerometers, gyro-
scopes, microphones,
microactuators, micro-
fluidic devices.
Power Devices -
widely used in the
industrial, electrical,
telecom and
transportation markets.
3D ICs & Through Silicon Vias
(TSVs) - interconnects for 3D
MEMS, memory stacking (Flash and
DRAM), logic, RF-SiP and CMOS
image sensors.
Courtesy: Samsung Corporation

What is Deep Reactive-Ion Etching (DRIE)?
• Deep reactive-ion etching (DRIE) is a highly anisotropic etch process used to create deep, steep-sided holes and trenches in wafers, with aspect ratios of >
 20:1.

DRIE Market Value Forecast
US$ - Millions
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2006
2007
2008
2009
2010
2011
2012
$135.5
$130.3
$148.0
$173.5
$230.5
$325.5
$433.9

2008-12 CAGR = 31%
Source: Yole Developpement

Growth in DRIE Market

Silicon Microphone
Top electrode
Ellipse-shaped active area
AlN
Bottom electrode
Si
Figure 4. Air-gap type FBAR simulation model.
Capacitive Gyro structure DRIE etched on 60 µm SOI
Pressure Sensor
Blood Sensor: Courtesy Kumetrix

Markets and Technologies… MEMS
BioMEMS
Inkjet Heads
Inertial Sensors
Silicon Microphones
Pressure Sensors
Rf MEMS

• MEMS market is moving from niche markets to the mainstream, with standard processes and significantly higher production volumes.

- *Components integration market is being driven by automotive and mobile communications applications.*

Programmable Analog + Logic
Lattice

Power Devices:
• Trench isolation
• Power MOS, IGBTs, Super junction …
Glass Etch
Markets and Technologies… Components
High Aspect Ratio Silicon Etch
Passive Integration:
• High density capacitors
• Inductors

TSV for Redistribution:
• Image Sensors
• Interposers
Silicon Via Etch
TSV for Device Stacking:
• Memories (Flash and DRAM)
• Memories, CPU, MEMS…
LT PECVD <150°
SiO2 Contact Opening
Markets and Technologies… 3D Packaging
• 3D or wafer-level packaging is being driven by consumer applications, requiring smaller integrated modules and lower costs.

•  Synergistic products
•  High growth markets
•  Leading technology and market position
•  Opportunity to grow business with only
  incremental increases in operating
  expenses
•  Unified product and corporate strategy
Benefits to Tegal … Summary and Conclusion